Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Income Taxes [Abstract]
Income Taxes
11.	Income Taxes

The Company has incurred losses since inception, which have generated net operating loss (“NOL”) carryforwards. As of March 31, 2024 and December 31, 2023, no tax benefit was reported with respect to these NOL carry-forwards in the accompanying financial statements because the Company believes the realization of the Company’s net deferred tax assets for the NOL for combined federal and state jurisdictions was considered more likely than not that it will not be realized and accordingly, the potential tax benefits of the net loss carry-forwards are fully offset by a full valuation allowance. The Company’s effective tax rate is different than the federal statutory tax rate because the Company has established a full valuation allowance against its net deferred income tax asset.

10.	Income Taxes

The Company estimated NOL carry-forwards for Federal and State income tax purposes of $14,924,318 as of December 31, 2023, and $6,348,656 as of December 31, 2022. No tax benefit was reported with respect to these NOL carry-forwards in the accompanying financial statements because the Company believes the realization of the Company’s net deferred tax assets for the NOL for combined federal and state jurisdictions of $14,924,318 as of December 31, 2023, was not considered more likely than not to be realized and accordingly, the potential tax benefits of the net loss carry-forwards are fully offset by a full valuation allowance. The NOL carryforwards are subject to examination and adjustments by the Internal Revenue Service until the statute of limitations closes on the year in which the NOL is utilized. Under Section 382, a corporation that undergoes an “ownership change” is subject to an annual limitation on its ability to utilize its pre-change NOL, tax credits or other tax attributes to offset future taxable income or taxes. For these purposes, an ownership change generally occurs where the aggregate stock ownership of one or more stockholders or groups of stockholders who own greater than 5% of a corporation’s stock increases its ownership by more than 50 percentage points over its lowest ownership percentage within a specified testing period. The Company hasn’t undergone a Section 382 study and may in the future to determine whether any of our existing NOLs, tax credits, or other tax attributes would be subject to such limitations. The Company’s deferred tax assets and liabilities as of December 31, 2023 and 2022 are as follows:

	Year ended December 31,
	2023	2022
Deferred tax assets:
Net Operating Loss Carryforwards	$3,684,694	$1,731,713
Accrued Expenses	112,936	11,197
Stock Based Compensation	98,625	-
Charitable Contribution Carryforward	621	412
ROU Asset	(400,605)	(204,479)
Lease Liability	410,405	204,982
R&D Sec 174	1,830	-
Total deferred tax assets	3,908,505	1,743,825

Deferred tax liabilities:
Amortization/Depreciation	89,165	134,382
Total deferred tax liabilities	89,165	134,382

Valuation allowance	(3,819,340)	(1,609,443)
Net deferred Tax Assets (Liabilities)	$0	-

The differences between the total calculated income tax (benefit) provision and the expected income tax computed using the U.S. federal income tax rate are as follows:

	2023	2022
Tax benefit at statutory tax rate	(2,872,031)	(1,021,920)
State benefit, net of federal benefit	(210,273)	(291,977)
Beneficial conversion feature	868,825	-
Other permanent differences	3,713	(13,535)
Valuation allowance	2,209,897	1,308,517
Other	(131)	(11,179)
	$(0.00)	$(30,094)

Income tax benefit consists of the following for the years ending December 31, 2023 and 2022:

	December 31 2023	December 31 2022
Current income benefit expense
Federal	$-	$-
State	-	(30,094)
	$-	$-